Rydex Series Funds
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850

RYDEX SERIES FUNDS

Nova Fund
Inverse S&P 500® Strategy Fund
NASDAQ-100® Fund
Inverse NASDAQ-100® Strategy Fund
Government Long Bond 1.2x Strategy Fund
Inverse Government Long Bond Strategy Fund
Sector Funds
(each, a “Fund” and, collectively, the “Funds”)

Supplement dated August 31, 2015 to the currently effective Advisor Class shares Statutory Prospectus, Summary Prospectuses (each, a “Prospectus” and collectively, the “Prospectuses”), and Statement of Additional Information (the “SAI”) for the Funds listed above.

This supplement provides new and additional information beyond that contained in the Prospectuses and SAI for the Funds listed above and should be read in conjunction with the Prospectuses and SAI.

I.    Conversion and Redesignation of Advisor Class Shares

A.    Conversion of Advisor Class Shares and Class H Shares

Effective following the close of business on September 30, 2015, all outstanding Advisor Class shares of the Nova Fund, Inverse S&P 500® Strategy Fund, NASDAQ-100® Fund, Inverse NASDAQ-100® Strategy Fund, Government Long Bond 1.2x Strategy Fund, and Inverse Government Long Bond Strategy Fund will be converted into Class H shares of each Fund and the Funds will no longer offer Advisor Class shares. The conversion of all outstanding Advisor Class shares will be effected by exchanging shareholders’ Advisor Class shares for Class H shares. Advisor Class shareholders of each Fund will receive Class H shares of that Fund with a value equal to the value of their investment in Advisor Class shares of the Fund on September 30, 2015. No shareholder action is required to effect the conversion of each Fund’s Advisor Class shares into Class H shares.

B.    Redesignation of Advisor Class Shares as Class H Shares

Effective following the close of business on September 30, 2015, all outstanding Advisor Class shares of the following Funds will be redesignated as Class H shares: the Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund. Effective as of the same date, the Funds will no longer offer Advisor Class shares. On September 30, 2015, shareholders’ Advisor Class shares of each Fund will be redesignated as Class H shares of that Fund with a value equal to the value of the shareholders’ Advisor Class shares of the Fund on that date. No shareholder action is required to effect the redesignation of Advisor Class shares as Class H shares.

II.    Description of Class H Shares

Class H shares are subject to the same minimum initial investment amounts and minimum account balance requirements as the Funds’ former Advisor Class shares.

Investors may make exchanges on any Business Day of Class H shares of any Rydex Series Fund or Rydex Dynamic Fund for Class H shares or Investor Class shares of any other Rydex Series Fund or Rydex Dynamic Fund, as applicable, on the basis of the respective NAVs of the shares involved. Investors also may make exchanges on any Business Day of Class H shares of any Rydex Series Fund or Rydex Dynamic Fund for shares of the U.S. Government Money Market Fund. Please contact Client Services at 800.820.0888 or 301.296.5100 if you have any questions with respect to exchange privileges.

III.    Class H Shares Fee Structure

Class H shares have a substantially similar fee structure as that of the Funds’ former Advisor Class shares. Like the former Advisor Class shares, the Funds have adopted a Distribution Plan for Class H shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that permits the Funds to pay distribution fees to the Distributor and other Service Providers that provide distribution-related services at an annual rate not to exceed 0.25% of average daily net assets. Also like the Funds’ former Advisor Class shares, the Funds have adopted a Shareholder Services Plan for Class H shares that allows the Funds to pay Service Providers providing shareholder services a shareholder services fee at an annual rate not to exceed 0.25% of the average daily net assets of each Fund. The distribution fees and shareholder services fees for Class H shares will not exceed, and will generally be less than, the distribution fees and shareholder services fees for the Funds’ former Advisor Class shares.

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For more information regarding the conversion and redesignation of Advisor Class shares, or to request copies of the Funds’ prospectuses, please call Client Services at 800.820.0888 or 301.296.5100 or visit guggenheiminvestments.com.

The changes to the Funds’ share class offering discussed above will not affect the day-to-day management of the Funds in any way.

Please retain this supplement for future reference.

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